Exhibit 99.1

Press Release
Hydro One and Avista File Applications for Regulatory Approval of Merger
Applications Filed with Utility Commissions in Five States and Federal Energy Regulatory Commission
Toronto, Ontario and Spokane, Washington, September 14, 2017 -- Hydro One Limited (“Hydro One”) (TSX: H) and Avista Corporation (“Avista”) (NYSE: AVA) today filed Applications requesting regulatory approval of the proposed merger of the two companies that was announced on July 19, 2017. The applications have been filed with state utility commissions in Washington, Idaho, Oregon, Montana, and Alaska, as well as with the Federal Energy Regulatory Commission (FERC), requesting approval of the transaction on or before Aug. 14, 2018.

“The filing of the Applications for an order approving the proposed merger is an important milestone in the proposed transaction to bring together Hydro One and Avista,” said Mayo Schmidt, President and CEO, Hydro One Limited. “Together, we are growing, diversifying and strengthening our business. This is allowing us to gain further efficiencies through enhanced scale and increased purchasing power that will provide a strong foundation for the future with material benefits to all of our stakeholders most importantly the customers and communities we serve.”

Scott Morris, Avista Chairman, President and CEO, noted, “As we file our Applications, we are very pleased that Hydro One and Avista together have agreed to a series of important commitments designed to provide benefits to our customers and the communities we serve, well into the future. Following the closing of the transaction, our customers will continue to receive the same great service from Avista, because the merger is not designed to target the elimination of jobs or other cost-cutting that may affect customer service. Avista will maintain its headquarters in Spokane and office locations across our service territory, as well as local decision-making authority over day-to-day operations. The merger will provide some immediate cost savings that will passed on to our customers, as well as the opportunity for longer-term benefits from efficiencies gained through the sharing of best practices, technology and innovation. Our communities will see increased charitable contributions, and a continuation of the strong support Avista provides in economic development and innovation.”

To complete the transaction, approvals must be obtained from the agencies named above, as well as the Federal Communications Commission (FCC). Also required is clearance by the Committee on Foreign Investment in the United States, and compliance with applicable requirements under the U.S. Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, as well as the satisfaction of customary closing conditions. The filings with these agencies will be made in the coming months. The merger must also be voted upon by Avista shareholders and receive a majority vote in favor. Avista filed the preliminary proxy with the Securities and Exchange Commission Sept. 14, 2017. The transaction is expected to close in the second half of 2018.

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Press Release — September 2017

For further information:

Hydro One

Media:
Natalie Poole-Moffatt, Corporate Communications
media.relations@hydroone.com, 416-345-6868

Investors:
Omar Javed, Director, Investor Relations
investor.relations@hydroone.com, 416-345-5943

Avista

Media:
Casey Fielder, External Communications
casey.fielder@avistacorp.com, 509-495-4916

Investors:
Lauren Pendergraft, Investor Relations
lauren.pendergraft@avistacorp.com, 509-495-2998

About Hydro One Limited
Hydro One is Ontario’s largest electricity transmission and distribution provider with more than 1.3 million valued customers, C$25 billion in assets and annual revenues of over C$6.5 billion. Our team of 5,500 skilled and dedicated employees proudly and safely serves suburban, rural and remote communities across Ontario through our 30,000 circuit km high-voltage transmission and 123,000 circuit km primary distribution networks. Hydro One is committed to the communities we serve, and has been rated as the top utility in Canada for its corporate citizenship, sustainability, and diversity initiatives. We are one of only four utility companies in Canada to achieve the Sustainable Energy Company designation from the Canadian Electrical Association. We also provide advanced broadband telecommunications services on a wholesale basis utilizing our extensive fibre optic network. Hydro One Limited’s common shares are listed on the Toronto Stock Exchange (TSX: H). For more information about everything Hydro One, please visit www.HydroOne.com.

About Avista Corporation
Avista Corporation is an energy company involved in the production, transmission and distribution of energy as well as other energy-related businesses. Avista Utilities is our operating division that provides electric service to 379,000 customers and natural gas to 342,000 customers. Its service territory covers 30,000 square miles in eastern Washington, northern Idaho and parts of southern and eastern Oregon, with a population of 1.6 million. Alaska Energy and Resources Company is an Avista subsidiary that provides retail electric service in the city and borough of Juneau, Alaska, through its subsidiary Alaska Electric Light and Power Company. Avista stock is traded under the ticker symbol "AVA." For more information about Avista, please visit www.myAvista.com.

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Press Release — September 2017

Forward-Looking Information
This communication contains “forward--looking statements” and “forward-looking information” within the meaning of applicable securities laws of the U.S. and Canada, respectively. Statements that are not historical facts, including statements about beliefs, expectations, estimates, projections, goals, forecasts, assumptions, risks and uncertainties, are forward--looking statements and forward-looking information. Forward--looking statements and forward-looking information are often characterized by the use of words such as “believes,” “estimates,” “expects,” “projects,” “may,” “intends,” “plans,” “anticipates,” “pro forma,” “predicts,” “seeks,” “could,” “would,” “will,” “can,” “continue” or “potential” and the negative of these terms or other comparable or similar terminology or expressions. The forward-looking statements and forward-looking information in this communication include, without limitation, statements relating to Hydro One’s proposed merger transaction with Avista and expectations regarding timing and benefits thereof, earnings per share accretion, increases in regulated assets and earnings, financing intentions, strength of credit metrics, scale and diversification, capital expenditures, rate base growth, industry and geographic trends and forecasts, financing plans, stakeholder commitments, stockholder and regulatory approvals, and the completion of the proposed merger transaction. These statements reflect Hydro One and Avista’s management’s current beliefs and are based on information currently available to the management teams. Forward--looking statements and forward-looking information involve significant risk, uncertainties and assumptions. Certain factors or assumptions have been applied in drawing the conclusions contained in the forward -looking statements and forward-looking information. Hydro One and Avista caution readers that a number of factors could cause actual results, performance or achievement to differ materially from the results discussed or implied in the forward-looking statements and forward-looking information. Important factors that could cause actual results, performance and results to differ materially from those indicated by any such forward--looking statements and forward-looking information include risks and uncertainties relating to the following: (i) the risk that Avista may be unable to obtain shareholder approval for the proposed merger transaction or that Hydro One or Avista may be unable to obtain governmental and regulatory approvals required for the proposed merger transaction, or may be unable to obtain those approvals on favorable terms; (ii) the risk that the required shareholder, governmental or regulatory approvals may delay the proposed merger transaction; (iii) the risk that a condition to the closing of the proposed merger transaction may not be satisfied or the merger agreement may be terminated prior to closing; (iv) the timing to consummate the proposed transaction; (v) disruption from the proposed merger transaction making it more difficult to maintain relationships with customers, employees, regulators or suppliers; (vi) risks associated with the loss and ongoing replacement of key personnel; (vii) the diversion of management time and attention on the transaction; (viii) general worldwide economic conditions and related uncertainties; (ix) the effect and timing of changes in laws or in governmental regulations (including environmental and tax laws and regulations); (x) the risk that financing necessary to fund the proposed merger transaction may not be obtained or may be more difficult and costly to obtain than anticipated; (xi) the impact of acquisition-related expenses; (xii) the ability to maintain an investment grade credit rating; (xiii) the ability to maintain dividend payout ratios; and (xiv) other factors discussed or referred to in the “Risk Factors” section of Hydro One’s most recent annual management’s discussion and analysis of financial results filed with securities regulators in Canada and available under Hydro One’s profile at www.sedar.com. The foregoing list is not exhaustive and other unknown or unpredictable factors could also have a material adverse effect on the performance or results of Hydro One or Avista. Additional risks and uncertainties will be discussed in the proxy statement and other materials that Avista will file with the SEC in connection with the proposed merger transaction, or in material Hydro One will file with securities regulatory authorities in Canada. There can be no assurance that the proposed merger transaction will

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Press Release — September 2017

be completed, or if it is completed, that it will close within the anticipated time period or that the expected benefits of the proposed merger transaction will be realized. These factors should be considered carefully and undue reliance should not be placed on the forward--looking statements or forward-looking information, and actual outcomes and results may differ materially from what is expressed, implied or forecasted in these forward-looking statements and forward-looking information. For additional information with respect to certain of the risks or factors, reference should be made to Hydro One’s continuous disclosure materials filed from time to time with Canadian securities regulatory authorities, available at www.sedar.com and Avista’s filings with the SEC available at www.sec.gov. Except as required by law, each of Hydro One and Avista disclaims any intention or obligation to update or revise any forward--looking statements, whether as a result of new information, future events or otherwise.

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Press Release — September 2017